Exhibit 10.27

                             Note Payable Amendment

      Alfacell Corporation, a Delaware corporation ("Alfacell"), entered into a series of Notes Payable with __________________ (the "Lender"), a schedule of such Notes is attached hereto as Schedule A, pursuant to which Alfacell promised to pay the Lender an aggregate of $________, with interest at 8% per annum (the "Convertible Debt").

      Under the terms of the Convertible Debt, the Lender shall receive on the applicable Due Date (as specified in Schedule A) a warrant to purchase shares of Alfacell's common stock, par value $0.001 per share (the "Common Stock") at an exercise price of $___ per share (the "Due Date Warrants"). The Due Date Warrants shall be exercisable for an aggregate of __________ shares of Common Stock (Schedule A sets forth the number of shares to be issued upon exercise for each Due Date Warrant).

      In addition, the terms of the Convertible Debt grant the Lender the option to convert the principal and interest (Schedule B sets forth for each Convertible Debt the applicable principal and interest assuming the Convertible Debt is not converted until its Due Date) at any time up to the Due Date at a certain Conversion Price (as set forth in Schedule B) (the "Conversion Feature"). (Assuming the Lender converts all the Convertible Debt on the applicable Due Date, Alfacell would be required to issue an aggregate __________ shares of Common Stock pursuant to the Conversion Feature.) The Conversion Feature also states that, upon conversion of the Convertible Debt, the Lender is entitled to additional warrants (in addition to the Due Date Warrants discussed above) to purchase shares of Common Stock at an exercise price of $___ per shares (the "Additional Warrants"). The Additional Warrants shall be exercisable for the equivalent number of shares that are issued to the Lender pursuant to the Conversion Feature (i.e. warrants to purchase an aggregate ___________ shares of Common Stock, if the conversion took place on the applicable Due Dates).

      Alfacell currently does not have enough shares of Common Stock authorized in order to reserve shares for issuance pursuant to the Conversion Feature or upon exercise of the Due Date Warrants or the Additional Warrants. Alfacell's Board of Directors has authorized the issuance, out of the 1,000,000 shares of blank check preferred stock currently authorized, of a Series A Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), which gives the holder of any such security (i) a 100-for-1 voting right on any matter presented to the holders of Common Stock, voting as a single class with the Common Stock, and (ii) a dividend equal to 100 times the dividend to be received by the holders of Common Stock; such dividend to be pari passu with the Common Stock. The terms of the Series A Preferred Stock are more fully set forth in the Certificate of Designations, attached hereto as Exhibit A.

      In light of the foregoing, the Lender hereby agrees to amend the terms of the Convertible Debt such that the Convertible Debt shall be convertible into shares of Series A Preferred Stock rather than shares of Common Stock at a rate of 1 share of Series A Preferred Stock for each 100

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shares of Common Stock into which the Convertible Debt was convertible immediately prior to such amendment as more fully set forth in Schedule B attached hereto. In addition, the Lender agrees to amend the Due Date Warrants and the Additional Warrants such that the Due Date Warrants and the Additional Warrants shall be exercisable into shares of Series A Preferred Stock rather than shares of Common Stock at a rate of 1 share of Series A Preferred Stock for each 100 shares of Common Stock into which the Due Date Warrants and Additional Warrants were convertible immediately prior to such amendment as more fully set forth in Schedule B attached hereto.

      The Lender represents and warrants to Alfacell that:

      a. it is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "Act") and was not organized for the specific purpose of acquiring the Series A Preferred Stock;

      b. it, individually or through its advisers, has sufficient knowledge and experience in investing in companies similar to Alfacell in terms of Alfacell's stage of development and financial condition so as to be able to evaluate the risks and merits of its investment in Alfacell and it is able financial to bear the risks thereof;

      c. it has reviewed Alfacell's Annual Report on Form 10-K for the fiscal year ended July 31, 2002 and the Quarterly Report on Form 10-Q for the quarters ended October 31, 2002, January 31, 2003 and April 30, 2003;

      d. it has had an opportunity to discuss Alfacell's business, management and financial affairs with Alfacell's management and has conducted an investigation to its satisfaction to make a decision to invest in Alfacell; additionally, it understands that all documents, records and books pertaining to this investment have been made available for inspection; and

      e. it understands that (i) the Series A Preferred Stock has not been registered under the Act or applicable state securities laws, (ii) the Series A Preferred Stock must be held indefinitely unless a subsequent disposition thereof is registered under the Act and applicable state securities laws or is exempt from such registration, (iii) the Series A Preferred Stock will be a legend to such effect and (iv) Alfacell will make a notation on its transfer books to such effect.

      Alfacell hereby agrees that if the stockholders approve an amendment to Alfacell's Certificate of Incorporation, as amended, such that the number of shares of authorized Common Stock is increased, Alfacell shall use its best efforts to propose an amendment to the terms of the Series A Preferred Stock to include, among other things, a feature to allow the holder of such shares to convert such shares into shares of Common Stock.

      f. Alfacell hereby agrees that on or before January 31, 2004, it shall hold a stockholders meeting (the "Stockholders Meeting") and shall recommend to the stockholders that they approve an amendment to Alfacell's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), such that the number of authorized shares of Common Stock is increased in order to provide for a sufficient number of authorized but unissued shares of Common Stock to enable Alfacell convert the Convertible Debt into shares of Common Stock upon the same terms as contemplated prior to this amendment. Assuming the stockholders approve the amendment to


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increase the number of shares of Common Stock authorized, the terms of the
Convertible Debt (including the terms of the Due Date Warrants and the Additional Warrants) shall automatically revert to the terms in effect immediately prior to this amendment, except to the extent that any shares of Series A Preferred Stock has been issued. To the extent any shares of Series A Preferred Stock is outstanding, Alfacell will propose an amendment to the terms of the Series A Preferred Stock to include, among other things, a feature to allow the holder of such shares to convert such shares into shares of Common Stock. In the event the stockholders do not approve the amendment to the Certificate of Incorporation to increase the number of shares of Common Stock authorized, Alfacell shall file, with the Securities and Exchange Commission (the "Commission"), a Registration Statement on a Form S-1 covering the resale of shares of Series A Preferred Stock issuable upon conversion of the Convertible Debt and the shares of Series A Preferred Stock issuable upon exercise of the Due Date Warrants and the Additional Warrants (the "Registration Statement"); provided however, such Registration Statement shall not be filed the Commission until the Commission declares effective a registration statement covering, among other securities, the Common Stock and Common Stock underlying warrants issued to SF Capital Partners, Ltd. Alfacell shall use its best efforts to have the Registration Statement declared effective by the Commission within 90 days of the filing date. In addition, after the Registration Statement is declared effective, Alfacell will use commercially reasonable efforts, to cause market makers to make a market for the sale of the Series A Preferred Stock.

      In addition, Alfacell and Lender hereby agree to amend the terms of the Convertible Debt such that any Due Date that occurs prior to the Stockholders Meeting shall be extended to 30 days beyond the Stockholders Meeting.

Dated as of this 2nd day of September 2003.

                                        Alfacell Corporation


                                        ________________________________
                                        Kuslima Shogen
                                        Chief Executive Officer

                                        ________________________________

                                        ________________________________


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